Exhibit 99.1 Blackstone Secured Lending Fund Reports Second Quarter 2023 Results NEW YORK — August 9, 2023 — Blackstone Secured Lending Fund (NYSE: BXSL, or the “Company”) today reported its second quarter 2023 results. Brad Marshall and Jonathan Bock, Co-Chief Executive Officers of Blackstone Secured Lending Fund, said, “BXSL reported another quarter of strong results marked by record net investment income, growth in net asset value and continued healthy credit performance. As a result, the Company announced a 10% increase of the regular quarterly distribution to $0.77 per share, which represents an annualized yield of 11.7% based on second quarter net asset value per share. BXSL’s performance is supported by its 98% first lien senior secured portfolio with minimal non-accruals and investments that we believe reflect extremely strong fundamentals.” Blackstone Secured Lending Fund issued a full detailed presentation of its second quarter 2023 results, which can be viewed at www.bxsl.com. Dividend Declaration The Company’s Board of Trustees previously declared, on June 20, 2023, a third quarter 2023 dividend of $0.77 per share to shareholders of record as of September 30, 2023, payable on October 26, 2023. Quarterly Investor Call Details Blackstone Secured Lending Fund will host its conference call today at 9:30 a.m. ET to discuss results. To register for the webcast, please use the following link: https://event.webcasts.com/starthere.jsp?ei=1626702&tp_key=79bc76471d Blackstone Secured Lending Fund 345 Park Avenue New York, NY 10154 1 T 212 583 5000

For those unable to listen to the live broadcast, there will be a webcast replay on the Shareholders section of BXSL’s website at https://ir.bxsl.com. About Blackstone Secured Lending Fund Blackstone Secured Lending Fund (NYSE:BXSL) is a specialty finance company that invests primarily in the debt of private US companies. As of June 30, 2023, BXSL’s fair value of investments was approximately $9.3 billion. BXSL has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. BXSL is externally managed by Blackstone Credit BDC Advisors LLC, an SEC-registered investment adviser that is an affiliate of Blackstone Inc. Blackstone Inc., together with its subsidiaries, is the world’s largest alternative investment firm with $1.0 trillion of assets under management as of June 30, 2023. Forward-Looking Statements and Other Matters Certain information contained in this communication constitutes “forward-looking statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof. These may include BXSL’s financial estimates and their underlying assumptions, statements about plans, statements regarding pending transactions, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward‐looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BXSL believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its prospectus and annual report for the most recent fiscal year, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BXSL’s prospectus and other filings). Except as otherwise required by federal securities laws, BXSL undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. Contacts Investors Media Stacy Wang, Head of Stakeholder Relations Mariel Seidman-Gati Blackstoneshareholderrelations@blackstone.com Mariel.seidmangati@blackstone.com 2 +1 888-756-8443 +1 917-698-1674

BXSL – Quarter Ended December 31, 2021 Blackstone Secured Lending Fund Second Quarter 2023 Results AUGUST 9, 2023 This presentation should be read in conjunction with BXSL’s latest quarterly report filed on Form 10-Q for the period ended June 30, 2023. Numbers are approximate and may not add up due to rounding.

BXSL HIGHLIGHTS (1) ▪ Powerful earnings expansion as 98.7% floating rate portfolio benefited from higher interest rates. Net investment income of $1.06 per share in the quarter, up 14% from the prior quarter ▪ Portfolio is well positioned with investments in companies with solid fundamentals and only 1 issuer on non- accrual. BXSL is designed to protect capital with a senior secured focus Earnings Momentum Dividend Growth Capital Protection Asset-liability profile positively correlated Increased dividend supported by strong Senior lending positions further insulated to rising rates earnings momentum by strong sponsor relationships 11.7% 98.4% 16.2% (3) (1) (2) 3Q’23 dividend yield based on NAV First lien, senior secured debt 2Q’23 annualized NII return $0.77 $1.06 46.5% 3Q’23 dividend declared, up from 2Q’23 (5) 2Q’23 NII per share Loan-to-value dividend of $0.70 Consistent, disciplined focus on low-leverage loans to strong sponsors +14% 151% 0.1% (4) (6) Quarter over quarter NII per share 2Q’23 Dividend Coverage Non-accrual debt investments Note: The information in this deck is as of June 30, 2023, unless otherwise stated. Opinions expressed reflect the current opinions of BXSL as of the date appearing in the materials only and are based on BXSL’s opinions of the current market environment, which is subject to change. BXSL’s manager is a subsidiary of Blackstone. (1) Based on the fair market value of the portfolio as of June 30, 2023. Debt investments are 99.9% floating rate and debt investments represent 98.8% of total investments based on the fair market value of the portfolio as of June 30, 2023. (2) Annualized net investment income (“NII”) return is calculated as the net investment income per share divided by net asset value (“NAV”) per share at the beginning of the period. (3) 3Q'23 Dividend yield is calculated as the 3Q'23 dividend ($0.77) annualized and divided by the ending NAV per share on June 30, 2023 of $26.30. (4) 2Q'23 Dividend coverage is calculated as 2Q'23 net investment income per share ($1.06) divided by 2Q'23 regular dividend per share ($0.70). (5) Average loan-to-value represents the net ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable private debt investments. Loan-to-value is 4 calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recently available information. (6) Based on non-accrual debt investments as a percentage of amortized cost of total investments. Based on the fair market value, investments on non-accrual represent 0.1% of total investments.

SECOND QUARTER RESULTS ▪ Net investment income of $171 million, or $1.06 per share in the quarter, up 14% from $0.93 in the prior quarter, and up 71% compared to 2Q 2022 ▪ Net income of $145 million, or $0.90 per share in the quarter, up 5% from $0.86 in the prior quarter ▪ Announced 10% increase of regular dividend from $0.70 per share for 2Q’23 to $0.77 per Earnings Summary (1) (2) (3) share for 3Q’23, representing annualized dividend yields of 10.6% and 11.7% respectively ▪ Net asset value of $4.4 billion, or $26.30 per share at quarter-end (4) ▪ Total return of 10.6% annualized inception to date and 3.4% for the quarter ▪ Weighted average yield on debt investments at fair value of 11.8% at quarter-end, up from 11.4% as of prior quarter-end Portfolio and ▪ New investment commitments in the quarter of $144 million at par Investment Activity ▪ Proceeds from sales and repayments of $465 million, which generated net realized gains on investments of $10.9 million in the quarter ▪ Sold $125.3 million of new common shares above NAV ▪ $1.8 billion of liquidity in cash and undrawn debt (subject to borrowing base capacity) ▪ Continued de-leveraging with 1.15x leverage at quarter-end and average leverage of Liquidity Update (5) 1.26x ▪ 64% fixed rate, unsecured debt with a weighted average interest rate of 2.97% and a total cost of debt of 4.84% at a weighted average maturity of approximately 3.6 years (1) On June 20, 2023, BXSL declared a dividend of $0.77 per share to shareholders of record as of September 30, 2023, payable on October 26, 2023. (2) 2Q'23 Dividend yield is calculated as the 2Q'23 dividend ($0.70) annualized and divided by the ending NAV per share on June 30, 2023 of $26.30. (3) 3Q'23 Dividend yield is calculated as the 3Q'23 dividend ($0.77) annualized and divided by the ending NAV per share on June 30, 2023 of $26.30. (4) Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share. 5 (5) Average debt to equity leverage ratio has been calculated using the average daily borrowings during the quarter divided by average net assets.

BXSL SECOND QUARTER 2023 SELECTED FINANCIAL HIGHLIGHTS

($ in millions, unless otherwise noted)

	2Q'22	2Q'23	2Q'22 LTM	2Q'23 LTM
Operating results				
Net investment income	$ 105	$ 171	$ 413	$ 597
Net income	80	145	419	502
Net investment income per share	0.62	1.06	2.43	3.69
Net income per share	0.47	0.90	2.47	3.10
Regular dividends per share	0.53	0.70	2.09	2.60
Special dividends per share	0.20	-	0.45	0.20
Annualized net investment income return[(1)]	9.4%	16.2%	9.4%	14.3%
Total return based on NAV[(2)]	1.9%	3.4%	10.0%	13.0%
Portfolio activity				
New investment commitments, at par	$ 326	$ 144	$ 5,697	$ 702
New investment fundings	296	117	4,462	629
Investments sold and repaid	(214)	(465)	(2,142)	(1,401)

	6/30/2022	6/30/2023
Balance sheet		
Investments at fair value	$ 10,085	$ 9,289
Total debt outstanding[(3)]	5,788	4,978
Net asset value	4,355	4,350
Net asset value per share	25.89	26.30
Ending debt-to-equity[(3)]	1.34x	1.15x
Average debt-to-equity[(3)]	1.30x	1.26x
% First lien	97.6%	98.4%
Weighted average yield on debt and income producing investments, at fair value[(4)]	7.8%	11.8%
Number of portfolio companies	163	180

(1) Annualized net investment income return is calculated as the net investment income per share divided by NAV per share at the beginning of the period.
(2) Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share.
(3) Total debt outstanding is shown net of unamortized debt issuance costs. Average and ending leverage is calculated using principal amounts outstanding.
(4) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented.

6

BXSL PORTFOLIO CHARACTERISTICS

98.4%
of investments in first lien, senior secured debt[1]

98.7%
of investments are floating rate[1]

$9.3B
investments at fair value

46.5%
Average loan to value (LTV)[2][3]

180
portfolio companies

0.1%
non-accrual debt investments[4]

Portfolio Predominantly First Lien Debt[1]


Second Lien Debt 0.4%
Equity 1.2%
First Lien Debt 98.4%

Portfolio Company Weighted Average Statistics[3]

($ in millions, unless otherwise noted)


$529
$721
$149
$183
46.4%
46.5%
2Q'22
2Q'23
Revenue(5)
2Q'22
2Q'23
LTM EBITDA(6)
2Q'22
2Q'23
Loan-to-Value(2)

(1) Based on the fair market value of the portfolio as of June 30, 2023. Debt investments are 99.9% floating rate and debt investments represent 98.8% of total investments based on the fair market value of the portfolio as of June 30, 2023.
(2) Average loan-to-value represents the net ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable private debt investments. Loan-to-value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recently available information.
(3) Includes all private debt investments for which fair value is determined by the Board of Trustees in conjunction with a third-party valuation firm and excludes quoted assets. Amounts are weighted on fair market value of each respective investment. Amounts were derived from the most recently available portfolio company financial statements, have not been independently verified by BXSL, and may reflect a normalized or adjusted amount. Accordingly, BXSL makes no representation or warranty in respect of this information. Private debt investments represent approximately 98% of the total debt portfolio based on fair value.
(4) Based on non-accrual debt investments as a percentage of amortized cost of total investments. Based on the fair market value, investments on non-accrual represent 0.1% of total investments.
(5) Revenue data excludes private debt instruments where revenue data was not provided to BXSL.
(6) EBITDA is a non-GAAP financial measure. For a particular portfolio company, EBITDA is generally defined as net income before net interest expense, income tax expense, depreciation and amortization over the last twelve months ("LTM").

7

BXSL PORTFOLIO CONSTRUCTION ▪ Broad industry representation with largest exposures in software, health care providers & services, professional services, and commercial services & supplies ▪ Diversified portfolio across issuers with no single issuer accounting for more than 4% of the portfolio (1,2) (1,3) Top Ten Portfolio Companies Top Ten Industries (as of June 30, 2023) (as of June 30, 2023) Medallia, 4% Guidehouse, 4% Software 15% Donuts, 3% Cambium, 3% Health Care Providers & Services 12% Snoopy Bidco, 3% Professional Services 8% JSS, 3% Stamps.com, 3% Commercial Services & Supplies 8% Corfin, 3% Insurance 6% Edifecs, 3% Distributors 5% Bazaarvoice, 2% Aerospace & Defense 5% Air Freight & Logistics 4% Health Care Technology 4% Transportation Infrastructure 4% Remainder of Portfolio, 69% (170 portfolio companies) Amount may not sum due to rounding. (1) Based on the fair market value of the portfolio. (2) 180 portfolio companies. 8 (3) 35 individual industries.

PRIVATE CREDIT MARKET TRENDS BY SIZE

- BXSL invests in larger companies because we believe they provide the best risk-adjusted returns
- Private credit market data from Lincoln International shows similar pricing trends for larger borrowers, yet greater growth and fewer defaults than those for smaller borrowers

Private Loans to Small and Large Middle Market Companies Price Similarly…

Average Nominal Spread per Turn of Net Leverage over LTM[1]

(in basis points)


157
158
<$50M EBITDA
$100M+ EBITDA

… But Larger Companies Grew 5x+ the Rate of Smaller Companies Last Year…

Growth in LTM EBITDA

(Year-over-Year %)


2%
12%
<$50M EBITDA
$100M+ EBITDA

… And Larger Companies Have Historically Defaulted Less Often

Average Quarterly Covenant Default Rate 2Q'18 – 2Q'23[2]

(%)


11%
2%
<$50M EBITDA
$100M+ EBITDA

Source: Lincoln International proprietary database. © 2023 Lincoln Partners Advisors LLC. All rights reserved. Third party use is at user's own risk.

(1) Represented as the average quarterly ratio of average nominal spread (i.e., the contractual spread over a reference rate index such as LIBOR or SOFR) to median net leverage ratio for first-lien (including unitranche) and second-lien loans in the Lincoln International proprietary database, from 2Q'22 through 2Q'23.

(2) Represented as the average quarterly share of companies in the Lincoln International proprietary database that have breached at least one covenant for the period 2Q'18 through 2Q'23, which is the full sample for which data is currently available.

9

PORTFOLIO COMPANY FUNDAMENTALS

- BXSL portfolio companies are generally larger, growing faster, and more profitable than the average private credit borrower

2x the Scale

LTM EBITDA
($ in millions)


$87M
$183M
Private Credit Market(1)
BXSL

2x the Growth

LTM EBITDA Growth
(Year-over-Year %)


5%
12%
Private Credit Market(2)
BXSL

30% More Profitable

LTM EBITDA Margin
(%)


21%
28%
Private Credit Market(3)
BXSL

Private Credit Market benchmark figures are sourced from the Lincoln International proprietary database. © 2023 Lincoln Partners Advisors LLC. All rights reserved. Third party use is at user's own risk. BXSL statistics as of June 30, 2022, and, other than average LTM EBITDA growth which excludes private debt investments that funded after June 30, 2022, includes all private debt investments for which fair value is determined by BXSL's Board in conjunction with a third-party valuation firm and excludes quoted assets. BXSL amounts are weighted on fair market value of each respective investment. BXSL amounts were derived from the most recently available portfolio company financial statements (which are generally one quarter in arrears), have not been independently verified by BXSL, and may reflect a normalized or adjusted amount. Accordingly, BXSL makes no representation or warranty in respect of this information. EBITDA is a non-GAAP financial measure. For a particular portfolio company, EBITDA is generally defined as net income before net interest expense, income tax expense, depreciation, and amortization over the last twelve months ("LTM"). EBITDA growth year-over-year may reflect some inorganic growth due to mergers and acquisitions (M&A). Average LTM EBITDA growth for BXSL excludes companies that grew EBITDA over 100% year-over-year due to M&A. EBITDA margin is the ratio of EBITDA-to-revenue.

(1) Average LTM EBITDA of issuer companies of loans in the Lincoln Senior Debt Index as of 2Q'23.
(2) Average LTM EBITDA Growth year-over-year of issuer companies of loans in the Lincoln International proprietary database as of 2Q'23.
(3) Average LTM EBITDA Margin of issuer companies of loans in the Lincoln International proprietary database as of 2Q'23.

10

BXSL DIVIDEND COVERAGE HISTORY ▪ Announced 10% increase of regular dividend from $0.70 per share for 2Q’23 to $0.77 per share for 3Q’23, (1) (2) representing annualized dividend yields of 10.6% and 11.7% , respectively (3) ▪ Our dividend is exceeded by net investment income, with a dividend coverage ratio of 151% Quarterly Dividends Per Share $1.06 $0.93 $0.90 $0.80 $0.78 $0.67 $0.62 $0.63 $0.61 $0.58 $0.20 $0.55 $0.53 $0.51 $0.25 $0.20 $0.30 $0.77 $0.70 $0.70 $0.60 $0.60 $0.53 $0.53 $0.53 $0.50 $0.50 $0.50 $0.50 $0.50 $0.50 2Q'20 3Q'20 4Q'20 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 Declared 3Q'23 Regular Dividend Special Dividend Net Investment Income Quarterly Regular 8.4% 8.0% 7.9% 7.8% 7.7% 7.6% 8.1% 8.1% 8.2% 9.3% 9.3% 10.7% 10.6% 11.7% Dividend Yield Quarterly Regular 102% 110% 156% 116% 106% 126% 126% 115% 117% 133% 150% 133% 151% N/A Dividend Coverage (1) 2Q’23 dividend yield is calculated as the 2Q'23 dividend ($0.70) annualized and divided by the ending NAV per share on June 30, 2023 of $26.30. 11 (2) 3Q’23 dividend yield is calculated as the 3Q'23 dividend ($0.77) annualized and divided by the ending NAV per share on June 30, 2023 of $26.30. (3) Dividend coverage is calculated as net investment income per share ($1.06) divided by regular dividend per share ($0.70).

BXSL SUMMARY OF OPERATING RESULTS

($ in millions, except share and per share data)

	2Q'22	2Q'23	2Q'22 LTM	2Q'23 LTM
Investment Income				
Interest Income	$ 175	$ 274	$ 698	$ 979
Payment-in-kind interest income	11	11	25	42
Dividend income	-	0	6	4
Fee Income	1	5	2	9
Total investment income	$ 187	$ 290	$ 731	$ 1,033
Operating Expenses				
Interest expense	$ 45	$ 66	$ 158	$ 251
Management fees	26	24	88	99
Income based incentive fees	21	34	81	120
Capital gains incentive fees	(4)	(4)	1	(14)
Other operating expenses	3	4	12	15
Total expenses	$ 91	$ 125	$ 339	$ 471
Management fee waived	(6)	(6)	(16)	(25)
Incentive fee waived	(3)	(5)	(8)	(17)
Expense Support	-	-	-	-
Recoupment of expense support	-	-	-	-
Net expenses before excise tax	**82**	**114**	**315**	**429**
Excise tax expense	-	5	4	8
Total expenses after excise tax	82	119	319	437
Net investment income	**$ 105**	**$ 171**	**$ 412**	**$ 596**
Net Realized and Unrealized Gains (Losses)				
Net realized gain (loss)	2	11	6	50
Net change in unrealized appreciation (depreciation)	(28)	(37)	1	(145)
Net realized and unrealized gains (losses)	**(26)**	**(27)**	**6**	**(95)**
Net increase (decrease) in net assets resulting from operations	**$ 80**	**$ 145**	**$ 419**	**$ 501**
Per Share Data[1]				
Net investment income (basic and diluted)	$ 0.62	$ 1.06	$ 2.43	$ 3.69
Earnings (loss) per share (basic and diluted)	0.47	0.90	2.47	3.10
Dividends declared per share (regular)	0.53	0.70	2.09	2.60
Dividends declared per share (special)	0.20	-	0.45	0.20
Weighted average shares outstanding (basic and diluted)	169,426,422	161,079,263	N/A	N/A

(1) Per share data is calculated based on weighted average shares outstanding, unless otherwise noted. Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions.

12

BXSL SUMMARY STATEMENTS OF FINANCIAL CONDITION ($ in millions, except per share data) 6/30/2022 3/31/2023 6/30/2023 Assets Investments at fair value $ 10,085 $ 9,626 $ 9,289 Cash and cash equivalents 169 103 147 Interest receivable 72 78 75 Deferred financing costs 18 15 16 Receivable for investments 40 27 45 Other assets - - 0 Total Assets $ 10,383 $ 9,848 $ 9,572 Liabilities & Net Assets Debt (net of unamortized debt issuance costs) $ 5,788 $ 5,452 $ 4,978 Payable for investments purchased 12 7 20 Due to affiliates 11 14 12 Management fees payable 19 19 18 Income based incentive fee payable 18 26 30 Capital gains incentive fee payable 14 4 - Interest payable 41 20 45 Distribution payable 123 112 116 Accrued expenses and other liabilities 1 4 4 Total Liabilities $ 6,028 $ 5,657 $ 5,222 Total Net Assets $ 4,355 $ 4,190 $ 4,350 Total Liabilities and Net Assets $ 10,383 $ 9,848 $ 9,572 Net Asset Value per share $ 25.89 $ 26.10 $ 26.30 13

BXSL FUNDING PROFILE ▪ Well structured, diversified capital structure with significant available liquidity ▪ Well positioned for current environment with 64% of liabilities unsecured, fixed rate at 2.97% and a low level of debt maturities with only 12% maturing within the next 2 years, as of June 30, 2023 ▪ BXSL maintains its investment grade corporate credit ratings: Baa3/Stable from Moody’s, BBB-/Stable from S&P, and (1) BBB-/Positive from Fitch Funding Profile ($ in millions) $147 Available Cash 79% Excess Borrowing Capacity (subject to $1,692 of assets funded by (2) borrowing base availability) unsecured debt and equity Unsecured Notes (2.97% weighted average fixed rate) $1.8B $3,200 of available liquidity provides Total (2) material capacity to the business Debt: $5,008 Asset Based Facilities $6.7B $1,205 (SOFR + 1.70% - 2.525%) of total committed debt Secured Revolver $603 (3) (SOFR + 1.75% -1.875% (+10bps CSA) ) 4.84% weighted average cost of Equity (4) debt $4,350 3.6 years weighted average maturity (1) As of June 30, 2023. (2) Available liquidity is comprised of cash and cash equivalent plus the amount available to borrow across all revolving across all revolving credit facilities, net of limitations related to each respective credit facility’s borrowing base. As of June 30, 2023, $1,684 million is available to borrow. (3) Interest rate is SOFR + 1.75% up to +1.875% (+10bps CSA) depending on borrowing base availability at the time of borrowing. 14 (4) Weighted average interest rate is calculated by annualizing interest expense (Includes unused fees and the accretion of original issue discount) divided by average ending outstanding debt for the quarter.

Supplemental Details 15

BXSL INVESTMENT ACTIVITY ▪ Net funded investment activity of $(348) million in the quarter: – New investment commitments of $144 million at par, and investment fundings of $117 million – Proceeds from sales and repayments of $465 million Originations and Fundings Investment Activity Summary ($ in millions) ($ in millions, unless otherwise noted) 2Q'23 $326 Investment commitments, at par $ 144 $296 Investment fundings 117 $272 Investments sold (77) $235 Investments repaid (388) Net funded investment activity $ (348) $177 $175 $144 Average new investment commitment $ 18 $117 $108 $102 Number of new portfolio companies 1 Weighted average yield of new investment 12.0% (1) commitments Weighted average yield on investments fully sold or 11.3% (1) paid down 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 Investment commitments Investment fundings (1) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities. Actual yields earned over the life of each investment could differ 16 materially from the yields presented.

SECOND QUARTER 2023 NET ASSET VALUE BRIDGE $1.06 $(0.70) $26.30 $(0.16) $26.10 (1) (2) 3/31/23 NAV Net investment Regular dividends Net realized 6/30/23 NAV income declared and unrealized gain (loss) (1) The per share data was derived by using the weighted average shares outstanding during the period. (2) The per share data for dividends was derived by using the actual shares outstanding as of each respective record date. 17

BXSL SUMMARY OF OPERATING RESULTS – COMPARATIVE

($ in millions, except share and per share data)

		2Q'22		3Q'22		4Q'22		1Q'23		2Q'23
Investment Income										
Interest Income	$	175	$	213	$	237	$	254	$	274
Payment-in-kind interest income		11		11		10		10		11
Dividend income		-		-		3		-		0
Fee Income		1		3		0		1		5
Total investment income	$	187	$	227	$	251	$	265	$	290
Operating Expenses										
Interest expense	$	45	$	55	$	63	$	67	$	66
Management fees		26		25		25		25		24
Income based incentive fees		21		26		29		30		34
Capital gains incentive fees		(4)		(5)		(3)		(2)		(4)
Other operating expenses		3		3		4		3		4
Total expenses	$	91	$	105	$	118	$	124	$	125
Management fee waived		(6)		(6)		(6)		(6)		(6)
Incentive fee waived		(3)		(4)		(4)		(4)		(5)
Expense Support		-		-		-		-		-
Recoupment of expense support		-		-		-		-		-
Net expenses before excise tax		**82**		**95**		**107**		**113**		**114**
Excise tax expense		-		-		-		3		5
Total expenses after excise tax		82		95		107		116		119
Net investment income	**$**	**105**	**$**	**132**	**$**	**144**	**$**	**149**	**$**	**171**
Net Realized and Unrealized Gains (Losses)										
Net realized gain (loss)		2		34		0		4		11
Net change in unrealized appreciation (depreciation)		(28)		(71)		(22)		(15)		(37)
Net realized and unrealized gains (losses)		**(26)**		**(36)**		**(22)**		**(10)**		**(27)**
Net increase (decrease) in net assets resulting from operations	**$**	**80**	**$**	**96**	**$**	**122**	**$**	**139**	**$**	**145**
Per Share Data[1]										
Net investment income (basic and diluted)	$	0.62	$	0.80	$	0.90	$	0.93	$	1.06
Earnings (loss) per share (basic and diluted)		0.47		0.58		0.76		0.86		0.90
Dividends declared per share (regular)		0.53		0.60		0.60		0.70		0.70
Dividends declared per share (special)		0.20		0.20		-		-		-
Weighted average shares outstanding (basic and diluted)		169,426,422		165,031,737		160,393,322		160,501,868		161,079,263

(1) Per share data is calculated based on weighted average shares outstanding, unless otherwise noted. Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions.

18

SELECTED FINANCIAL HIGHLIGHTS

($ in millions, except share and per share data)

	2Q'22	3Q'22	4Q'22	1Q'23	2Q'23
Operating results					
Net investment income	$ 105	$ 132	$ 144	$ 149	$ 171
Net income	80	96	122	139	145
Net investment income per share	0.62	0.80	0.90	0.93	1.06
Net income per share	0.47	0.58	0.76	0.86	0.90
Regular dividends per share	0.53	0.60	0.60	0.70	0.70
Special dividends per share	0.20	0.20	-	-	-
Annualized net investment income return[(1)]	9.4%	12.4%	14.0%	14.3%	16.2%
Quarterly total return based on NAV[(2)]	1.9%	2.6%	3.0%	3.4%	3.4%
Portfolio activity					
New investment commitments, at par	$ 326	$ 272	$ 177	$ 108	$ 144
New investment fundings	296	235	175	102	117
Investments sold and repaid	(214)	(608)	(219)	(109)	(465)

	6/30/22	9/30/22	12/31/22	3/31/23	6/30/23
Balance sheet					
Investments at fair value	$ 10,085	$ 9,672	$ 9,617	$ 9,626	$ 9,289
Total debt outstanding[(3)]	5,788	5,513	5,528	5,452	4,978
Net asset value	4,355	4,169	4,159	4,190	4,350
Net asset value per share	25.89	25.76	25.93	26.10	26.30
Ending debt-to-equity[(3)]	1.34x	1.33x	1.34x	1.31x	1.15x
Average debt-to-equity[(3)]	1.30x	1.34x	1.35x	1.33x	1.26x
% First lien	97.6%	97.9%	97.9%	97.9%	98.4%
Weighted average yield on debt and income producing investments, at fair value[(4)]	7.8%	9.1%	10.7%	11.4%	11.8%
Number of portfolio companies	163	172	176	181	180

(1) Annualized net investment income return is calculated as the total quarterly net investment income per share (annualized) divided by NAV per share at the beginning of the quarter.
(2) Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share. Inception-to-date return is annualized.
(3) Total debt outstanding is shown net of unamortized debt issuance costs. Average and ending leverage is calculated using principal amounts outstanding.
(4) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at cost or fair value, as applicable) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented.

19

BXSL FUNDING SOURCES SUMMARY

- $1.8B of liquidity in cash and undrawn debt (subject to borrowing base availability) as of June 30, 2023

($ in millions)

	Counterparty and Initial Date Entered	Interest Rate	Maturity Date	Principal Committed	Total Outstanding (Par)
Jackson Hole Funding	JPM - 11/16/18	SOFR + 2.525%[1]	5/16/2025	$400	$285
Breckenridge Funding	BNP - 12/21/18	SOFR + 1.70% - 2.30%[2]	12/21/2026	$825	$520
Big Sky Funding	BOA - 12/10/19	SOFR + 1.80%[3]	9/30/2026	$500	$401
Revolving Credit Facility[4] (Syndicated)	Citi - 6/15/20	SOFR + 1.75% up to +1.875% (+10bps CSA)[5]	6/28/2028	$1,775	$603
2023 Notes[6]	7/15/2020	3.65%	7/14/2023	$400	$400
2026 Notes	10/23/2020	3.625%	1/15/2026	$800	$800
New 2026 Notes	3/16/2021	2.75%	9/16/2026	$700	$700
2027 Notes	7/23/2021	2.125%	2/15/2027	$650	$650
2028 Notes	9/30/2021	2.85%	9/30/2028	$650	$650
Total		**4.84%**[7]		**$6,700**	**$5,008**

(1) Certain foreign currency advances incur an interest rate of the benchmark rate in effect for the applicable currency plus the applicable margin of 2.375% per annum. As of June 30, 2023, the Company had no borrowings denominated in currencies other than USD Dollar in the Jackson Hole Funding facility.
(2) Interest rate is SOFR + 1.70%, SOFR + 2.05% or SOFR + 2.30% per annum depending on the nature of the advances and underlying collateral.
(3) Until September 25, 2024. From and after September 25, 2024, a range between SOFR + 2.10% and SOFR + 2.45% per annum depending on the nature of the collateral securing the advances.
(4) Commitments of certain lenders in the amount of $200 million mature on June 28, 2027.
(5) Interest rate is SOFR + 1.75% up to +1.875% (+10bps CSA) depending on borrowing base availability at the time of borrowing.
(6) The 2023 Notes matured on July 14, 2023, and were paid off.
(7) Weighted average interest rate is calculated by annualizing interest expense (Includes unused fees and the accretion of original issue discount) divided by average ending outstanding debt for the quarter.

20

Important Disclosure Information 21

FORWARD LOOKING STATEMENTS Certain information contained in this communication constitutes “forward-looking statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward- looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof. These may include BXSL’s financial estimates and their underlying assumptions, statements about plans, statements regarding pending transactions, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward‐looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BXSL believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its prospectus and annual report for the most recent fiscal year, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BXSL’s prospectus and other filings). Except as otherwise required by federal securities laws, BXSL undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. 22